                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           SEI ASSET ALLOCATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                           SEI ASSET ALLOCATION TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

This document contains your Proxy Statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposal relating to your Fund(s). IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

Please spend a few minutes with the Proxy Statement, and vote your shares by any of the following methods: (1) call 1-800-454-8683; (2) log on to www.proxyvote.com and vote electronically; or (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

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                           SEI ASSET ALLOCATION TRUST

Dear Shareholder,

     A shareholder meeting of the Tax-Managed Defensive Strategy, Tax-Managed Conservative Strategy, Tax-Managed Moderate Strategy, Tax-Managed Core Market Strategy and Tax-Managed Market Growth Strategy Funds (each a "TM Strategy Fund" and, together, the "TM Strategy Funds") of SEI Asset Allocation Trust (the "Trust") has been scheduled for March 29, 2005, at 10:00 a.m. (Eastern time) (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     If you were a shareholder of record as of the close of business on March 4, 2005, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS WHICH PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE VOTE BY CALLING 1-800-454-8683, OR ON THE INTERNET AT www.proxyvote.com TO VOTE ELECTRONICALLY. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(s) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

-  To approve changes to the investment objective of each TM Strategy Fund.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,

Edward D. Loughlin
President and Chief Executive Officer

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                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

-  To approve changes to the investment objective of each TM Strategy Fund.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY TM STRATEGY FUND'S INVESTMENT OBJECTIVE?

Each of the TM Strategy Funds is designed to be used in a goals-based investment advisory program whereby registered investment advisers work with their clients ("Strategy Clients") to evaluate and meet their long-term financial goals. Consistent with the objective of meeting Strategy Clients' long-term financial goals, each TM Strategy Fund currently has an investment objective that is descriptive of the investment goal and risk tolerance suggested by its name. The TM Strategy Funds then seek to achieve their investment objective using a "fund of funds" strategy, whereby each TM Strategy Fund invests in different combinations of underlying mutual funds that are part of the SEI Family of Funds (each an "Underlying Fund"). Each TM Strategy Fund, therefore, is designed to embody a complete investment strategy that is consistent with the stated levels of risk and opportunity for growth and income. As "tax-managed" funds, the TM Strategy Funds focus their investment on Underlying Funds that invest in equity securities using tax-managed strategies and Underlying Funds that invest in tax-advantaged fixed income securities, such as municipal bonds.

The Board of Trustees, in consultation with the TM Strategy Funds' investment adviser, SEI Investments Management Corporation ("SIMC"), has determined that the current structure, in which the TM Strategy Funds invest to varying degrees in Underlying Funds that invest primarily in municipal bonds ("Underlying Muni Funds"), does not effectively capture for Strategy Clients a significant benefit of investing in municipal bond funds. This is because, although Underlying Muni Funds may outperform Underlying Funds that invest in taxable bonds on an after-tax basis, investment in these Underlying Muni Funds through the fund of funds structure used by the TM Strategy Funds prevents Strategy Clients from benefiting from the tax exempt interest ordinarily paid by municipal bonds and Underlying Muni Funds. In order to allow Strategy Clients to treat the income generated by the Underlying Muni Funds as tax exempt, it is proposed that each TM Strategy Fund change its investment objective to reflect a portfolio of Underlying Funds consistent with the goal and risk tolerance suggested by its name, minus that portion of the overall portfolio that would otherwise be invested in Underlying Muni Funds. By holding shares of the Underlying Muni Funds directly, Strategy Clients would be able to benefit from the tax exempt nature of the income generated by municipal bonds. However, each Strategy Client, in order to invest in the mix of asset classes designed to meet his or her

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investment goal, would be required to invest in one of the TM Strategy Funds, together with direct investments in one or more of the Underlying Muni Funds.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their TM Strategy Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your TM Strategy Fund, including the Independent Trustees who comprise a majority of each TM Strategy Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

You may vote your shares by any of the following methods: (1) call 1-800-454-8683; (2) log on to www.proxyvote.com and vote electronically; or (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card(s) and return it to us. We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes. Please refer to your proxy card(s) for further instructions on how to vote.

                                        2
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                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 MARCH 29, 2005

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Tax-Managed Defensive Strategy, Tax-Managed Conservative Strategy, Tax-Managed Moderate Strategy, Tax-Managed Core Market Strategy and Tax-Managed Market Growth Strategy Funds (each a "TM Strategy Fund" and, together, the "TM Strategy Funds") of SEI Asset Allocation Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on March 29, 2005, at 10:00 a.m. (Eastern time).

     The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

1. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED DEFENSIVE STRATEGY FUND.

2. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED CONSERVATIVE STRATEGY FUND.

3. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED MODERATE STRATEGY FUND.

4. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED CORE MARKET STRATEGY FUND.

5. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED MARKET GROWTH STRATEGY FUND.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to vote by calling 1-800-454-8683, or on the Internet at www.proxyvote.com to vote electronically. If you are unable to vote by telephone or on the Internet, you may also mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope.

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     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

     Shareholders of record at the close of business on March 4, 2005 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           TIMOTHY D. BARTO, SECRETARY

March 18, 2005

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                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Asset Allocation Trust (the "Trust") and its Tax-Managed Defensive Strategy, Tax-Managed Conservative Strategy, Tax-Managed Moderate Strategy, Tax-Managed Core Market Strategy and Tax-Managed Market Growth Strategy Funds (each a "TM Strategy Fund" and, together, the "TM Strategy Funds") for use at the special meeting of shareholders to be held on March 29, 2005, at 10:00 a.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the TM Strategy Funds at the close of business on March 4, 2005 are entitled to vote at the Meeting ("Shareholders"). The proxy cards(s) and this Proxy Statement are being mailed to Shareholders on or about March 18, 2005.

     As of March 4, 2005, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each TM Strategy Fund were as follows:

                                                                               SHARES
          TM STRATEGY FUND                             NET ASSETS           OUTSTANDING
          ----------------                             ----------           -----------
Tax-Managed Defensive Strategy Fund                  $ 17,291,008.13       1,665,748.9490
Tax-Managed Conservative Strategy Fund               $ 54,295,295.22       5,001,513.5640
Tax-Managed Moderate Strategy Fund                   $ 68,337,934.21       6,158,091.5570
Tax-Managed Core Market Strategy Fund                $ 26,249,652.63       2,360,393.9850
Tax-Managed Market Growth Strategy Fund              $ 74,202,574.57       6,501,191.6470

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. With respect to each Proposal, Shareholders of each TM Strategy Fund will be voting separately.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, on the Internet or by telephone. The TM Strategy Funds will use Computershare Fund Services, a third party, for solicitation of proxies. Computershare Fund Services may solicit proxies in person, on the Internet or by telephone. SIMC will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. Persons holding shares as

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nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on changes to the investment objectives of the TM Strategy Funds. The summary voting table below sets forth the action required of each TM Strategy Fund.

      NO.                               PROPOSAL
      ---                               --------
       1.        TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE
                 TAX-MANAGED DEFENSIVE STRATEGY FUND

       2.        TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE
                 TAX-MANAGED CONSERVATIVE STRATEGY FUND

       3.        TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE
                 TAX-MANAGED MODERATE STRATEGY FUND

       4.        TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE
                 TAX-MANAGED CORE MARKET STRATEGY FUND

       5.        TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE
                 TAX-MANAGED MARKET GROWTH STRATEGY FUND

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED TM STRATEGY FUND FEES OR EXPENSES TO SHAREHOLDERS.

                           DISCUSSION OF THE PROPOSALS

THE STRATEGY FUNDS. The five TM Strategy Funds are part of a family of twelve mutual funds (together with the TM Strategy Funds, the "Strategy Funds") that are designed to be used in a goals-based investment advisory program. Registered investment advisers work with their clients ("Strategy Clients") to evaluate their long-term financial goals and then develop a plan to meet those goals, which is implemented through investment in the Strategy Funds. Consistent with the objective of meeting Strategy Clients' long-term financial goals, each Strategy Fund currently has an investment objective that is descriptive of the investment goal and risk tolerance suggested by its name. The Strategy Funds then seek to achieve their investment objectives using a "fund of funds" investment program, whereby each Strategy Fund invests in different combinations of underlying mutual funds that are part of the SEI Family of Funds (each an "Underlying Fund"). Each Strategy Fund is designed to provide Strategy Clients with a complete investment strategy that is consistent with the stated levels of risk and opportunity for growth and income, although Strategy Clients may invest in different combinations of Strategy Funds in order to meet their investment goals.

The Underlying Funds also have their own investment objectives and strategies. However, the Underlying Funds do not have broad "strategy-based" investment goals. Rather, they tend to invest in more focused asset classes, which currently include U.S. equity securities, international equity securities, real estate securities, investment grade fixed income securities, money market securities and non-investment grade fixed income securities (E.G., high yield and emerging markets). The Strategy Funds mix different types and amounts of Underlying Funds in order to seek a particular risk/return profile.

As "tax-managed" funds, the TM Strategy Funds invest in a combination of Underlying Funds that SIMC, which is the TM Strategy Funds' investment adviser, believes will maximize after-tax performance. For equity strategies, this generally means the TM Strategy Funds invest a portion of their portfolios in tax-managed equity funds. For investment grade fixed income and money market securities, this means focusing on Underlying Funds that invest in tax-advantaged fixed income securities, such as municipal bonds ("Underlying Muni Funds").

TAX EXEMPT INTEREST PASS-THROUGH. The Board of Trustees, in consultation with SIMC, has determined that the current structure of the TM Strategy Funds, in which the TM Strategy Funds invest to varying degrees in Underlying Muni Funds, does not effectively capture for Strategy Clients one of the significant benefits of municipal bond investments. Underlying Muni Funds may outperform Underlying Funds that invest in taxable bonds on an after-tax basis. However, one of the principal features of investment in Underlying Muni Funds is that the interest income generated by investment in municipal bonds is generally not subject to federal tax. Investment in Underlying Muni Funds through the additional layer necessitated by the fund of funds structure used by the Strategy Funds does not preserve the tax exempt character of the interest paid by municipal bonds when ultimately distributed to Strategy Clients. Accordingly, the distributions by the TM Strategy Funds of income they receive from the Underlying

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Muni Funds generate taxable income for Strategy Clients even though the TM
Strategy Funds receive tax exempt income from the Underlying Muni Funds' investments in municipal bonds.

In order to allow Strategy Clients to benefit from the tax exempt character of the income generated by the Underlying Muni Funds, it is necessary for them to invest directly in the Underlying Muni Funds. To accomplish this, it is proposed that each TM Strategy Fund change its investment objective to reflect a portfolio of Underlying Funds consistent with the goal and risk tolerance suggested by its name, minus that portion of the TM Strategy Fund's overall portfolio that would be invested in Underlying Muni Funds. Following this change, each Strategy Client, in order to meet his or her investment goal, would then invest in one (or more) of the TM Strategy Funds, plus make direct investments in one or more of the Underlying Muni Funds. For a given strategy (E.G., defensive, core market, etc.) a Strategy Client's investment in Underlying Muni Funds would be proportionate to the amount that each TM Strategy Fund currently invests, or in the future would have invested, in Underlying Muni Funds. Information about the recommended allocation of investment to Underlying Muni Funds that each TM Strategy Fund would have made will be communicated to Strategy Clients through their investment adviser. Each TM Strategy Fund will change its name to clarify that the TM Strategy Fund, by itself, will be only a component part of a broader investment strategy.

RISK OF THE PROPOSALS. The principal risk associated with the Proposals is that restructuring the TM Strategy Funds' investment programs so that an investment in a TM Strategy Fund is to be coupled with a separate investment in Underlying Muni Funds means that each TM Strategy Fund's investment program no longer represents a complete goals-based investment strategy. Accordingly, if a shareholder invests in a TM Strategy Fund, but does not maintain the recommended companion investment in Underlying Muni Funds, the shareholder will have an overall investment portfolio that does not reflect an asset allocation designed to achieve a specific goals-based strategy. For example, because the TM Strategy Funds' current investments in Underlying Muni Funds tend to be among the less volatile asset classes within their portfolios:

          - Investment in a TM Strategy Fund without a corresponding direct investment in Underlying Muni Funds could have the effect of increasing the shareholder's overall investment risk to a level that is greater than it would be if the shareholder maintained separate holdings in Underlying Muni Funds.

          - Investment of a portion of a shareholder's portfolio directly in Underlying Muni Funds that is greater than the amount intended to complement a given TM Strategy Fund could have the effect of causing the shareholder's combined portfolio to be more conservative than it would be if the TM Strategy Funds continued to invest directly in Underlying Muni Funds.

Because of the risk of over-allocation or under-allocation to Underlying Muni Funds described above, and the fact that each TM Strategy Fund would no longer represent a

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complete goals-based investment strategy, it is recommended that only Strategy
Clients invest in the TM Strategy Funds. Shareholders who are not Strategy Clients generally will not receive information about the recommended level of investment in Underlying Muni Funds.

IMPLEMENTATION. Assuming that Shareholders approve the change in a TM Strategy Fund's investment objective, the initial reallocation of investments for the TM Strategy Funds (to eliminate investment in Underlying Muni Funds) will be accomplished by distributing shares of the Underlying Muni Funds directly to Shareholders in proportion to their current relative holdings through the TM Strategy Funds. It is anticipated that this distribution will cause gain to be recognized by the TM Strategy Funds to the extent of the current unrealized gain, if any, in the TM Strategy Funds' holdings of Underlying Muni Funds. Any unrealized loss in the TM Strategy Funds' holdings of Underlying Muni Funds will not be recognized by the TM Strategy Funds, but instead will be reflected in the Shareholders' tax basis in their TM Strategy Fund shares which will be available to offset gains or increase losses, when such TM Strategy Fund shares are redeemed. It is anticipated that the distribution of the Underlying Muni Fund shares to Shareholders will be treated substantially as a return of capital to Shareholders, which should not be a taxable event. However, a portion of the distribution will represent a distribution of previously undistributed investment company taxable income and net capital gains, which, to the extent so classified, will be taxable. Shareholders would be free to redeem shares in the Underlying Muni Funds following distribution. However, it is generally expected that Strategy Clients would retain shares of the Underlying Muni Funds as part of the implementation of their goals-based investment program.

After the initial implementation as described above, maintenance of a portfolio that is consistent with a complete goals-based investment strategy may require Strategy Clients and other shareholders to periodically purchase and redeem shares of the TM Strategy Funds and shares of the Underlying Muni Funds. To the extent that shares of the TM Strategy Funds or Underlying Muni Funds are redeemed, such redemption would be treated as a taxable event.

PROPOSAL 1. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED DEFENSIVE STRATEGY FUND.

The Tax-Managed Defensive Strategy Fund's current and proposed investment objectives are as follows:

Current Investment Objective:              Manage risk of loss while providing current income and opportunity for limited capital appreciation.

Proposed Investment Objective:             Generate investment income while providing opportunity for capital appreciation.

While the current investment objective is an accurate description of the Fund's investment strategy when the Fund is invested in Underlying Muni Funds, it will not accurately reflect the Fund's investment strategy once it is no longer invested in the Underlying Muni Funds. The proposed investment objective is designed to reflect the Fund's investment strategy without Underlying Muni Funds in the portfolio. Notwithstanding this change in investment objective, after the distribution of the Underlying Muni Funds discussed above, a Strategy Client's combined holdings of the Fund plus the Underlying Muni Funds will, in the aggregate, reflect an investment strategy that approximates the Fund's current investment objective, while also ensuring that the Strategy Client will be able to take advantage of the beneficial tax characteristics of municipal bond income.

Consistent with its current investment objective, the Tax-Managed Defensive Strategy Fund currently invests its assets in the following asset classes and within the following percentage ranges:

              ASSET CLASS                       CURRENT INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -----------------------------------------------------
U.S. Equity                                                             0-30%
International Equity                                                    0-15%
Real Estate                                                             0-20%
Investment Grade Bonds and Money Market                                50-100%
Non-Investment Grade Bonds                                              0-30%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

SIMC has authority to adjust the Fund's investments in Underlying Funds within the stated ranges at any time. The Fund's investments in Underlying Muni Funds are entirely within the Investment Grade Bonds and Money Market category. Accordingly, if Proposal 1 is approved by Shareholders, the portion of the Fund's holdings attributable to Underlying Muni Funds, which was 74.4% as of March 4, 2005, will be distributed to Shareholders as described above.

After shares of Underlying Muni Funds are distributed to Shareholders, the Fund's investment range for each asset class will be amended to reflect the fact that the Fund will no longer invest in Underlying Muni Funds (although it is expected that Strategy Clients and other shareholders will hold separate positions directly in Underlying Muni Funds). As a result, the new investment ranges will be as follows:

              ASSET CLASS                       NEW INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -------------------------------------------------
U.S. Equity                                                           0-100%
International Equity                                                   0-30%
Real Estate                                                            0-40%
Investment Grade Bonds and Money Market,                              0-100%
EXCLUDING MUNICIPAL BONDS
Non-Investment Grade Bonds                                             0-60%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

If Proposal 1 is approved by Shareholders, the Fund will no longer be designed to be held as a stand-alone investment, but rather will be designed to be held in combination with one or more Underlying Muni Funds to achieve a specific investment strategy. Because the Underlying Muni Fund portion of the Fund's portfolio will be removed, "tax management" will be a less significant focus for the Fund than it had been previously. As a result, the Fund will no longer refer to itself as "Tax-Managed." To reflect the Fund's new investment policies and the fact that the Fund, by itself, will be only a component part of a broader investment strategy, the Fund will change its name to the TM Defensive Strategy Allocation Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED CONSERVATIVE STRATEGY FUND.

The Tax-Managed Conservative Strategy Fund's current and proposed investment objectives are as follows:

Current Investment Objective:              Manage risk of loss while providing the opportunity for modest capital appreciation.

Proposed Investment Objective:             Generate investment income while providing opportunity for capital appreciation.

While the current investment objective is an accurate description of the Fund's investment strategy when the Fund is invested in Underlying Muni Funds, it will not accurately reflect the Fund's investment strategy once it is no longer invested in the Underlying Muni Funds. The proposed investment objective is designed to reflect the Fund's investment strategy without Underlying Muni Funds in the portfolio. Notwithstanding this change in investment objective, after the distribution of the Underlying Muni Funds discussed above, a Strategy Client's combined holdings of the Fund plus the Underlying Muni Funds will, in the aggregate, reflect an investment strategy that approximates the Fund's current investment objective, while also ensuring that the Strategy Client will be able to take advantage of the beneficial tax characteristics of municipal bond income.

Consistent with its current investment objective, the Tax-Managed Conservative Strategy Fund currently invests its assets in the following asset classes and within the following percentage ranges:

              ASSET CLASS                       CURRENT INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -----------------------------------------------------
U.S. Equity                                                             0-40%
International Equity                                                    0-20%
Real Estate                                                             0-25%
Investment Grade Bonds and Money Market                                35-100%
Non-Investment Grade Bonds                                              0-35%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

SIMC has authority to adjust the Fund's investments in Underlying Funds within the stated ranges at any time. The Fund's investments in Underlying Muni Funds are entirely within the Investment Grade Bonds and Money Market category. Accordingly, if Proposal 2 is approved by Shareholders, the portion of the Fund's holdings attributable to Underlying Muni Funds, which was 54.4% as of March 4, 2005, will be distributed to Shareholders as described above.

After shares of Underlying Muni Funds are distributed to Shareholders, the Fund's investment range for each asset class will be amended to reflect the fact that the Fund will no longer invest in Underlying Muni Funds (although it is expected that Strategy Clients and other shareholders will hold separate positions directly in Underlying Muni Funds). As a result, the new investment ranges will be as follows:

              ASSET CLASS                       NEW INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -------------------------------------------------
U.S. Equity                                                           0-100%
International Equity                                                   0-40%
Real Estate                                                            0-50%
Investment Grade Bonds and Money Market,                               0-80%
EXCLUDING MUNICIPAL BONDS
Non-Investment Grade Bonds                                             0-60%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

If Proposal 2 is approved by Shareholders, the Fund will no longer be designed to be held as a stand-alone investment, but rather will be designed to be held in combination with one or more Underlying Muni Funds to achieve a specific investment strategy. Because the Underlying Muni Fund portion of the Fund's portfolio will be removed, "tax management" will be a less significant focus for the Fund than it had been previously. As a result, the Fund will no longer refer to itself as "Tax-Managed." To reflect the Fund's new investment policies and the fact that the Fund, by itself, will be only a component part of a broader investment strategy, the Fund will change its name to the TM Conservative Strategy Allocation Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED MODERATE STRATEGY FUND.

The Tax-Managed Moderate Strategy Fund's current and proposed investment objectives are as follows:

Current Investment Objective:              Capital appreciation, while managing the risk of loss.

Proposed Investment Objective:             Provide the opportunity for capital appreciation with some opportunity to generate income.

While the current investment objective is an accurate description of the Fund's investment strategy when the Fund is invested in Underlying Muni Funds, it will not accurately reflect the Fund's investment strategy once it is no longer invested in the Underlying Muni Funds. The proposed investment objective is designed to reflect the Fund's investment strategy without Underlying Muni Funds in the portfolio. Notwithstanding this change in investment objective, after the distribution of the Underlying Muni Funds discussed above, a Strategy Client's combined holdings of the Fund plus the Underlying Muni Funds will, in the aggregate, reflect an investment strategy that approximates the Fund's current investment objective, while also ensuring that the Strategy Client will be able to take advantage of the beneficial tax characteristics of municipal bond income.

Consistent with its current investment objective, the Tax-Managed Moderate Strategy Fund currently invests its assets in the following asset classes and within the following percentage ranges:

              ASSET CLASS                       CURRENT INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -----------------------------------------------------
U.S. Equity                                                              0-50%
International Equity                                                     0-25%
Real Estate                                                              0-25%
Investment Grade Bonds and Money Market                                 20-100%
Non-Investment Grade Bonds                                               0-35%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

SIMC has authority to adjust the Fund's investments in Underlying Funds within the stated ranges at any time. The Fund's investments in Underlying Muni Funds are entirely within the Investment Grade Bonds and Money Market category. Accordingly, if Proposal 3 is approved by Shareholders, the portion of the Fund's holdings attributable to Underlying Muni Funds, which was 44.5% as of March 4, 2005, will be distributed to Shareholders as described above.

After shares of Underlying Muni Funds are distributed to Shareholders, the Fund's investment range for each asset class will be amended to reflect the fact that the Fund will no longer invest in Underlying Muni Funds (although it is expected that Strategy Clients and other shareholders will hold separate positions directly in Underlying Muni Funds). As a result, the new investment ranges will be as follows:

              ASSET CLASS                       NEW INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -------------------------------------------------
U.S. Equity                                                         0-100%
International Equity                                                 0-50%
Real Estate                                                          0-50%
Investment Grade Bonds and Money Market,                             0-60%
EXCLUDING MUNICIPAL BONDS
Non-Investment Grade Bonds                                           0-70%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

If Proposal 3 is approved by Shareholders, the Fund will no longer be designed to be held as a stand-alone investment, but rather will be designed to be held in combination with one or more Underlying Muni Funds to achieve a specific investment strategy. Because the Underlying Muni Fund portion of the Fund's portfolio will be removed, "tax management" will be a less significant focus for the Fund than it had been previously. As a result, the Fund will no longer refer to itself as "Tax-Managed." To reflect the Fund's new investment policies and the fact that the Fund, by itself, will be only a component part of a broader investment strategy, the Fund will change its name to the TM Moderate Strategy Allocation Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

PROPOSAL 4. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED CORE MARKET STRATEGY FUND.

The Tax-Managed Core Market Strategy Fund's current and proposed investment objectives are as follows:

Current Investment Objective:              Capital appreciation while maintaining broad equity and fixed income market participation.

Proposed Investment Objective:             Provide the opportunity for capital appreciation with some opportunity to generate income.

While the current investment objective is an accurate description of the Fund's investment strategy when the Fund is invested in Underlying Muni Funds, it will not accurately reflect the Fund's investment strategy once it is no longer invested in the Underlying Muni Funds. The proposed investment objective is designed to reflect the Fund's investment strategy without Underlying Muni Funds in the portfolio. Notwithstanding this change in investment objective, after the distribution of the Underlying Muni Funds discussed above, a Strategy Client's combined holdings of the Fund plus the Underlying Muni Funds will, in the aggregate, reflect an investment strategy that approximates the Fund's current investment objective, while also ensuring that the Strategy Client will be able to take advantage of the beneficial tax characteristics of municipal bond income.

Consistent with its current investment objective, the Tax-Managed Core Market Strategy Fund currently invests its assets in the following asset classes and within the following percentage ranges:

              ASSET CLASS                       CURRENT INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -----------------------------------------------------
U.S. Equity                                                             20-70%
International Equity                                                     0-30%
Real Estate                                                              0-20%
Investment Grade Bonds and Money Market                                 30-75%
Non-Investment Grade Bonds                                               0-30%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

SIMC has authority to adjust the Fund's investments in Underlying Funds within the stated ranges at any time. The Fund's investments in Underlying Muni Funds are entirely within the Investment Grade Bonds and Money Market category. Accordingly, if Proposal 4 is approved by Shareholders, the portion of the Fund's holdings attributable to Underlying Muni Funds, which was 49.6% as of March 4, 2005, will be distributed to Shareholders as described above.

After shares of Underlying Muni Funds are distributed to Shareholders, the Fund's investment range for each asset class will be amended to reflect the fact that the Fund will no longer invest in Underlying Muni Funds (although it is expected that Strategy Clients and other shareholders will hold separate positions directly in Underlying Muni Funds). As a result, the new investment ranges will be as follows:

              ASSET CLASS                       NEW INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -------------------------------------------------
U.S. Equity                                                         20-100%
International Equity                                                 0-60%
Real Estate                                                          0-40%
Investment Grade Bonds and Money Market,                             0-75%
EXCLUDING MUNICIPAL BONDS
Non-Investment Grade Bonds                                           0-60%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

If Proposal 4 is approved by Shareholders, the Fund will no longer be designed to be held as a stand-alone investment, but rather will be designed to be held in combination with one or more Underlying Muni Funds to achieve a specific investment strategy. Because the Underlying Muni Fund portion of the Fund's portfolio will be removed, "tax management" will be a less significant focus for the Fund than it had been previously. As a result, the Fund will no longer refer to itself as "Tax-Managed." To reflect the Fund's new investment policies and the fact that the Fund, by itself, will be only a component part of a broader investment strategy, the Fund will change its name to the TM Core Market Strategy Allocation Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

PROPOSAL 5. TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-MANAGED MARKET GROWTH STRATEGY FUND.

The Tax-Managed Market Growth Strategy Fund's current and proposed investment objectives are as follows:

Current Investment Objective:              Capital appreciation while maintaining broad equity and fixed income market participation.

Proposed Investment Objective:             Provide the opportunity for capital appreciation with some opportunity to generate income.

While the current investment objective is an accurate description of the Fund's investment strategy when the Fund is invested in Underlying Muni Funds, it will not accurately reflect the Fund's investment strategy once it is no longer invested in the Underlying Muni Funds. The proposed investment objective is designed to reflect the Fund's investment strategy without Underlying Muni Funds in the portfolio. Notwithstanding this change in investment objective, after the distribution of the Underlying Muni Funds discussed above, a Strategy Client's combined holdings of the Fund plus the Underlying Muni Funds will, in the aggregate, reflect an investment strategy that approximates the Fund's current investment objective, while also ensuring that the Strategy Client will be able to take advantage of the beneficial tax characteristics of municipal bond income.

Consistent with its current investment objective, the Tax-Managed Market Growth Strategy Fund currently invests its assets in the following asset classes and within the following percentage ranges:

              ASSET CLASS                       CURRENT INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -----------------------------------------------------
U.S. Equity                                                           30-85%
International Equity                                                   0-35%
Real Estate                                                            0-20%
Investment Grade Bonds and Money Market                                5-50%
Non-Investment Grade Bonds                                             0-35%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

SIMC has authority to adjust the Fund's investments in Underlying Funds within the stated ranges at any time. The Fund's investments in Underlying Muni Funds are entirely within the Investment Grade Bonds and Money Market category. Accordingly, if Proposal 5 is approved by Shareholders, the portion of the Fund's holdings attributable to Underlying Muni Funds, which was 24.6% as of March 4, 2005, will be distributed to Shareholders as described above.

After shares of Underlying Muni Funds are distributed to Shareholders, the Fund's investment range for each asset class will be amended to reflect the fact that the Fund will no longer invest in Underlying Muni Funds (although it is expected that Strategy Clients and other shareholders will hold separate positions directly in Underlying Muni Funds). As a result, the new investment ranges will be as follows:

              ASSET CLASS                       NEW INVESTMENT RANGE (AS A PERCENTAGE OF ASSETS)*
----------------------------------------        -------------------------------------------------
U.S. Equity                                                           30-100%
International Equity                                                   0-70%
Real Estate                                                            0-40%
Investment Grade Bonds and Money Market,                               0-50%
EXCLUDING MUNICIPAL BONDS
Non-Investment Grade Bonds                                             0-70%

* The percentage ranges identified above are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval.

If Proposal 5 is approved by Shareholders, the Fund will no longer be designed to be held as a stand-alone investment, but rather will be designed to be held in combination with one or more Underlying Muni Funds to achieve a specific investment strategy. Because the Underlying Muni Fund portion of the Fund's portfolio will be removed, "tax management" will be a less significant focus for the Fund than it had been previously. As a result, the Fund will no longer refer to itself as "Tax-Managed." To reflect the Fund's new investment policies and the fact that the Fund, by itself, will be only a component part of a broader investment strategy, the Fund will change its name to the TM Market Growth Strategy Allocation Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     INFORMATION ABOUT OFFICERS OF THE TRUST. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     TRUSTEE AND OFFICER FUND OWNERSHIP. As of December 31, 2004, the Trust's Trustees and officers, collectively, owned less than one percent (1%) of the outstanding shares of each TM Strategy Fund.

     DISTRIBUTION. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the TM Strategy Funds, and is an affiliate of SIMC.

     ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the TM Strategy Funds' administrator and is a wholly-owned subsidiary of SEI Investments Company and an affiliate of SIMC. The chart below provides the fees paid by the TM Strategy Funds to SIFM for administration services for the fiscal year ended March 31, 2004.

FUND                                                       FEES PAID TO SIFM
----                                                       -----------------
Tax-Managed Defensive Strategy Fund                        $0 (after waiver of $12,000)
Tax-Managed Conservative Strategy Fund                     $0 (after waiver of $13,000)
Tax-Managed Moderate Strategy Fund                         $0 (after waiver of $11,000)
Tax-Managed Core Market Strategy Fund                      $0 (after waiver of $11,000)
Tax-Managed Market Growth Strategy Fund                    $0 (after waiver of $18,000)

     5% SHAREHOLDERS. As of March 4, 2005, the following persons were the only persons who were record owners or, to the knowledge of the TM Strategy Funds, were beneficial owners of 5% or more of each TM Strategy Fund's outstanding shares. The TM Strategy Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

                                                                                         PERCENT OF
                                                                                         FUND'S
                                                                 NUMBER OF               OUTSTANDING
NAME AND ADDRESS OF SHAREHOLDER                                  SHARES OWNED            SHARES
-------------------------------                                  ------------            -----------
TAX-MANAGED DEFENSIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                                        1,593,393.394                 96.2%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED DEFENSIVE STRATEGY FUND - CLASS I

SEI Corp.                                                               10.173                  100%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

TAX-MANAGED CONSERVATIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                                        4,646,060.330                92.94%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                          352,816.213                 7.06%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED CONSERVATIVE STRATEGY FUND - CLASS I

SEI Corp.                                                               10.236                  100%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

TAX-MANAGED MODERATE STRATEGY FUND - CLASS A

SEI Private Trust Company                                        5,894,069.599                 95.7%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED MODERATE STRATEGY FUND - CLASS I

SEI Corp.                                                               10.230                  100%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

TAX-MANAGED CORE MARKET STRATEGY FUND - CLASS A

SEI Private Trust Company                                        2,340,083.248                99.15%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED CORE MARKET STRATEGY FUND - CLASS I

SEI Corp.                                                               10.153                  100%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

TAX-MANAGED MARKET GROWTH STRATEGY FUND - CLASS A

SEI Private Trust Company                                        6,444,270.759                99.12%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED MARKET GROWTH STRATEGY FUND - CLASS I

SEI Corp.                                                               10.192                  100%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

     ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

     QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a TM Strategy Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

     Approval of Proposals 1, 2, 3, 4 and 5 with respect to a TM Strategy Fund requires the affirmative vote of a majority of outstanding voting shares of the TM Strategy Fund. As defined in the 1940 Act, "majority of outstanding voting shares" means the vote of: (i) 67% or more of the TM Strategy Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the TM Strategy Fund are present or represented by proxy; or (ii) more than 50% of the TM Strategy Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of outstanding voting shares" present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to the attention of such Trustee or the Board at the Trust's address. Any such communications received will be reviewed by the Board at its next regularly scheduled Board meeting.

     REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF A TM STRATEGY FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-

ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


SHAREHOLDERS ARE URGED TO VOTE BY CALLING 1-800-454-8683, OR ON THE INTERNET AT www.proxyvote.com TO VOTE ELECTRONICALLY. IF YOU ARE UNABLE TO VOTE BY TELEPHONE
   OR ON THE INTERNET, YOU MAY ALSO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
                         CARD(S) AND RETURN IT PROMPTLY.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Go to proxyweb.com.
3) Follow the on-line instructions.


TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Call 1-800-690-6903
3) Follow the recorded instructions.


TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                           SEI ASSET ALLOCATION TRUST
                               101 FEDERAL STREET
                                BOSTON, MA 02110

999 999 999 999 99
                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                               TO BE HELD ON MARCH 29, 2005

Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Asset Allocation Trust and its Tax-Managed Defensive Strategy, Tax-Managed Conservative Strategy, Tax-Managed Moderate Strategy, Tax-Managed Core Market Strategy and Tax-Managed Market Growth Strategy Funds will be held at the offices of SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on March 29, 2005, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on the reverse side and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

                                                  Date: __________________, 2005


                                  ----------------------------------------------
                                    Signature                  (SIGN IN THE BOX)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

                                                                                FOR       AGAINST     ABSTAIN
Proposal 1.    To approve a change in the investment objective of the            0           0           0
               Tax-Managed Defensive Strategy Fund.

Proposal 2.    To approve a change in the investment objective of the            0           0           0
               Tax-Managed Conservative Strategy Fund.

Proposal 3.    To approve a change in the investment objective of the            0           0           0
               Tax-Managed Moderate Strategy Fund.

Proposal 4.    To approve a change in the investment objective of the            0           0           0
               Tax-Managed Core Market Strategy Fund.

Proposal 5.    To approve a change in the investment objective of the            0           0           0
               Tax-Managed Market Growth Strategy Fund.

             PLEASE SIGN, DATE, AND RETURN IN THE ENCLOSED ENVELOPE.